COMMONWEALTH ALUMINUM

                           DEFERRED COMPENSATION PLAN




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                                TABLE OF CONTENTS

Article              Title                                        Page No.

   1                 Name                                            1

   2                 Purpose                                         2

   3                 Definitions                                     3

   4                 Operation and Administration                    7

   5                 Eligibility for Participation                  10

   6                 Participant Allocations                        12

   7                 Company Allocations                            14

   8                 Establishment of Accounts                      15

   9                 Maintenance of Accounts and Valuation
                     of Plan                                        16

  10                 Funding Limitations                            18

  11                 Vesting                                        19

  12                 Regulations Governing Distribution of
                       Benefits after Termination of Employment     20

  13                 Beneficiary Designation                        26

  14                 Amendment and Termination                      27

  15                 General Provisions                             28



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                              COMMONWEALTH ALUMINUM

                           DEFERRED COMPENSATION PLAN




Article 1


Name

The plan set forth herein shall be known as the Commonwealth Aluminum Deferred Compensation Plan.


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Article 2

Purpose

The plan is intended to constitute a nonqualified deferred retirement plan which, in accordance with ERISA ss.ss. 201(2), 301(a)(3) and 401(a)(1), is "unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees."

The purpose of the Plan is to acknowledge and reward certain key employees of the Company for their efforts on behalf of the Company by maximizing their ability to save on a tax-deferred basis and providing such key employees with benefits that shall not be restricted by any qualified plan limitations and/or requirements. Such limitations and requirements shall include, but not be limited to, the following:

2.1                    Elective Deferral Contribution Limitation

                       The $9,500 (1996 limit) limitation placed on elective employee contributions in accordance with Sections 402(g) of the Internal Revenue Code (the "Code"), which limitation shall be adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code.

2.2                    Compensation Limitation

                       The $150,000 (1996 limit) maximum on compensation taken into account for all purposes under a qualified plan in accordance with Section 401(a)(17) of the Code, which limitation shall be adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code.

2.3                    Limitation on Annual Additions

                       The limitation on annual additions to qualified retirement plans in accordance with Section 415(c) of the Code, which limitation shall be adjusted annually for increases in the cost-of-living in accordance with
                       Section 415(d) of the Code.

2.4                    Nondiscrimination Requirements

                       The nondiscrimination testing requirements under Sections 401(k) and (m) of the Code.

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Article 3


Definitions

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.

3.1 "Account" shall mean a recordkeeping source from which Plan benefits are provided. The specific Accounts under this Plan are listed in Section 8.1 and described more fully in
              Section 12.

3.2 "Beneficiary" shall mean the person or persons designated in accordance with Article 13 to receive any benefits under the Plan in the event of a Participant's death.

3.3 "Benefit Commencement Date" shall mean the date as of which the Participant's benefit commences. Such commencement shall occur as soon as administratively possible following the Participant's Determination Date.

3.4 "Board of Directors" shall mean the full Board of Directors of the Company.

3.5 "Bonus Compensation" shall mean any cash remuneration paid to a Participant, excluding Regular Compensation, as a specific incentive bonus or award, including Voluntary Deferral Allocations made hereunder, the source of which is Bonus Compensation.

3.6 "Committee" shall mean the Board of Directors or the person or persons appointed by the Board of Directors to administer the Plan.

3.7 "Company" shall mean Commonwealth Aluminum Corporation, or any affiliate, subsidiary or associate company which shall adopt the Plan for its employees with the approval of Commonwealth Aluminum Corporation, including any successor to the Company as a result of a statutory merger, purchase of assets or any other form of reorganization of the business of the Company.

3.8 "Determination Date" shall mean the date on which the Participant's termination of employment occurs.

3.9 "Disability" or "Disabled" shall mean any physical or mental condition which meets the definition and provisions described


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              in the Company's group long-term disability contract covering the Participants in this Plan.

3.10 "Disability Termination Date" shall mean one year following the date on which a Participant is Disabled if the Participant remains Disabled on such date.

3.11 "Effective Date" shall mean July 1, 1996, the date as of which the Plan was established.

3.12 "Employee" shall mean a person who is employed by the Company and falls under the usual common law rules applicable in determining the employer-employee relationship.

3.13 "Key Employee" shall mean an Employee who is designated for eligibility in the Plan by the Committee in accordance with
              Section 4.2.

3.14          "Layoff" shall mean a Participant's termination of employment

              (a) as part of a job elimination program initiated by the Company; and/or

              (b) as the result of the Company's need to reduce expenses.

3.15 "Participant" shall mean any Employee who is participating in the Plan in accordance with the provisions herein set forth.

3.16 "Plan" shall mean the Commonwealth Aluminum Deferred Compensation Plan as it may be amended from time to time.

3.17 "Plan Contributions" shall mean the total of the Participant's Voluntary Deferral Allocations made in accordance with Section 6.1 and the Company's Discretionary Allocations made in accordance with Section 7.1 for the Plan Year of reference.

3.18 "Plan Year" shall mean a period of six consecutive months commencing on the Effective Date and ending on December 31, 1996. Thereafter, "Plan Year" shall mean a period of 12 consecutive months commencing on January 1, 1997 and each January 1 thereafter.

3.19 "Regular Compensation" shall mean the Participant's wages for the Plan Year paid by the Company of the type reported in box 1 of Form W-2 (1993). Such wages shall include amounts within the meaning of Section 3401(a) of the Code plus any other amounts paid to the Participant by the Company for which the Company is required to furnish a written statement under Section 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules that limit the amount


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              required to be reported based on the nature or location of the employment or services performed,

              (a)                exclusive of

                                 (i)    Bonus Compensation;

                                 (ii)   severance pay on a non payroll basis;

                                 (iii)  nonqualified plan payments; and

                                 (iv)   welfare benefits, fringe benefits
                                        (cash       and        non-cash),
                                        reimbursements  of other  expense
                                        allowances and moving expenses.

              (b)                inclusive of

                                 (i)    any amounts deferred under any
                                        nonqualified plan, including the Plan;
                                        and

                                 (ii)   the  amount of any  contributions
                                        made  by the  Company  under  any
                                        salary   reduction   or   similar
                                        arrangement    to   a   qualified
                                        deferred compensation, pension or
                                        cafeteria plan, or  contributions
                                        to a simplified  employee pension
                                        plan  described in Section 408(k)
                                        of the Code.

3.20          "Retirement" shall mean (a) or (b), whichever is applicable:

              (a) "Normal Retirement" shall mean the termination of employment of a Participant for any reason other than Disability or death on or following his Normal Retirement Date.

              (b) "Early Retirement" shall mean the termination of employment of a Participant for any reason other than Disability or death on or following his Early Retirement Date.

3.21 "Retirement Date" shall mean (a) or (b), whichever is applicable:

              (a)  "Normal   Retirement   Date"  shall  mean  the  first  date
                   coincident   with  or   following   the  date  on  which  a
                   Participant attains age 65.

              (b) "Early Retirement Date" shall mean the first date coincident with or following the date on which a
                   Participant attains age 55, provided he has completed as five Years of Service as of such date.


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3.21          "Retirement  Date"  shall  mean  first  date  coincident  with  or following the date on which a Participant attains age 65.

3.22 "Trust Agreement" shall mean the instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund.

3.23 "Trustee" shall mean the Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

3.24 "Trust Fund" shall mean all assets held by the Trustee for the purposes of the Plan in accordance with the terms of the Trust Agreement. The Board of Directors shall, subject to the provisions of Article 10, establish such a Trust Fund (known as a "rabbi trust") for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the Plan.

3.25 "Valuation Date" shall mean the last day of each March, June, September and December and such other dates as the Committee may determine from time to time.

3.26 "Year of Service" shall mean the 12-month period beginning as of the date a person was first hired by the Company and each anniversary thereof during which such person remains in the employ of the Company.

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Article 4


Operation and Administration of the Plan


4.1           Organization of the Committee

              (a) The Board of Directors shall serve as the Committee to administer the Plan or shall appoint a Committee to administer the Plan, who, upon acceptance of such appointment, shall serve at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising from resignation, death, or removal shall be filled by the Board of Directors.

              (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. No Committee member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect to such member.

              (c) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Committee members not so designated shall be relieved from liability for any act or omission resulting from such delegation.

4.2           Committee Discretion

              The Committee shall, by written action, designate those Employees, if any, who are to be Key Employees for purposes of Article 5. Such designation shall remain in effect for all future Plan Years unless and until removed by the Committee. Such removal must be made in writing and communicated to the applicable Key Employee prior to the Plan Year for which such action shall take effect.

              No such change of status shall become  effective during  a  Plan
              Year  in  which  a  Key   Employee  is  currently participating
              unless the provisions of Subsection 5.4(c) apply.

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4.3           Authority and Responsibility

              The Committee shall have full authority and responsibility to interpret and construe the Plan and determine all questions of the status and rights of the Participants and the amounts of their allocations. Its interpretation, construction or determination, as the case may be, shall be final and conclusive on both the Company and the Participants and their respective successors, assigns, personal representatives and Beneficiaries. Such authority and responsibility shall include, but shall not be limited to, the following:

              (a) appointment of qualified accountants, consultants, administrators, counsel, appraisers, or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan;

              (b) determination of all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan;

              (c) adoption of forms and regulations for the administration of the Plan;

              (d) remedy of all inequity resulting from incorrect information received or communicated, or of administrative error;

              (e) settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

4.4           Records and Reports

              The Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

              Following each Valuation Date, the Committee shall provide each Participant with a detailed statement of his Account, including all transactions affecting his Account during the calendar quarter of reference, and reflecting the most recent valuation of his Account.

4.5           Required Information

              The Company, Participants or Beneficiaries entitled to benefits shall furnish forms and any information or evidence as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

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4.6           Payment of Expenses of Plan

              The   expenses   of  the   Committee   in   connection   with  the
              administration of the Plan shall be the responsibility of the Company.

4.7           Indemnification

              The Company shall indemnify the members of the Committee and advance expenses as provided in the by-laws of the Company.


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Article 5


Eligibility for Participation

5.1           Initial Eligibility

              (a) Each Key Employee on the Effective Date will be eligible to participate in the Plan as of such date.

              (b) Each other Key Employee will be eligible to participate in the Plan as of the first day of the month following the attainment of his status as a Key Employee in accordance with Section 4.2.

5.2           Voluntary Participation

              Participation in the Plan by Key Employees is entirely voluntary. As further specified in Section 6.2, a Key Employee must sign an election form and submit the signed form to the Committee before the date he elects to become a Participant of the Plan.

5.3           Committee Rules and Regulations

              The Committee shall, through the adoption of a set of rules and regulations, provide for methods used in advising a Key Employee of his eligibility in the Plan, and all forms necessary for the Key Employee to elect to participate.

5.4           Cessation of Participation

              (a) For purposes of Articles 6, 7 and 11, an individual shall cease to be a Participant on the earliest of:

                       (i)    the date on which he ceases to be a Key
                              Employee;

                       (ii)   the date on which he terminates employment with
                                the Company; and

                       (iii)  the date on which the Plan terminates.

              (b) For all other Plan purposes, an individual shall cease to be a Participant on the date the total vested value of his Account has been paid.

              (c) Notwithstanding the foregoing Subsections (a) and (b), in the event that the Department of Labor (DOL) issues regulations or other official notice specifically defining the group of employees that may participate in a plan of this type and any Participants at that


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                       time do not  meet  the  criteria  set  forth in the DOL
                       regulations or notice, such Participants shall be deemed to be individuals described under Subsection
                       (a)(i) as of the later of the effective date or publication date of the notice or regulations, provided
                       such  notice  or  regulations   include  a  grandfather
                       provision for such Participants with respect to their account balances on such date. In the event no such grandfather provision is provided, the accounts of such Participants shall be distributed in accordance with the second paragraph of Subsection 12.1(a).


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Article 6

Participant Allocations

6.1           Voluntary Deferral Allocations

              (a) Until the date of his cessation of participation in accordance with Subsection 5.4(a), a Participant may, as of the Effective Date or, if later, when first eligible or any January 1 thereafter elect to reduce his

                       1. Regular Compensation by any fixed percentage ("Regular Deferral Rate") for a current Plan Year up to a maximum of 25% of such Regular
                           Compensation, and/or

                       2. Bonus Compensation by any fixed percentage ("Bonus Deferral Rate") for a current Plan Year up to a maximum of 100% of such Bonus Compensation,

                       and to have a corresponding amount credited to his Accounts, in accordance with Section 8.1, by filing the applicable forms in accordance with Section 6.2.

                       The deferral shall be made from Regular or Bonus Compensation as the Participant shall specify; however, to the extent the deferral is to be made from Bonus Compensation and either no Bonus is paid or the Bonus which is paid does not meet the minimum described in Subsection (e)(ii), no deferral shall occur with respect to such Bonus Compensation.

              (b) A Participant's Voluntary Deferral Allocations made in accordance with Subsection (a) shall take the form of before tax deferrals to the Participant's Voluntary Deferral Allocation Subaccount.

              (c) Notwithstanding the foregoing, a Participant may not make contributions to this Plan during any period for which contributions must be suspended in accordance with regulation section 1.401(k)-1(d)(2)(iii)(B)(3) of the Code, as a condition of the Participant's receipt of a hardship withdrawal from any plan of the Company which includes a qualified cash or deferred arrangement under section 401(k) of the Code.

              (d) The amount of Compensation that a Participant elects to defer shall be credited to the Participant's Accounts as soon as practicable, but no longer than 30 days following the date on which the Participant is paid the nondeferred portion of the compensation which is the source of the deferral.




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              (e)      The minimum amount a Participant may defer for any
                       Plan Year with respect to

                         (i)  his Regular Deferral Rate is $1,000.

                         (ii) his Bonus Deferral Rate is $1,000.

6.2           Forms Required

              A Participant shall elect to contribute on forms and in the manner prescribed by the Committee. A new election must be made prior to each Plan Year for which the Participant is eligible to participate in the Plan, even if the Participant does not elect to contribute for such Plan Year.

6.3           Irrevocable Election

              A Participant may not modify or discontinue his allocations for a Plan Year after the first day thereof unless such discontinuance is necessary to comply with the provisions of Subsection 6.1(c).


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Article 7


Company Allocations


7.1           Discretionary Allocations

              (a) The Company intends to allocate, for each Plan Year, such amounts as shall be determined at the sole discretion of the Committee.

              (b) The Company's allocation, if made, shall be allocated to each Participant in the employ of the Company on the last day of the Plan Year in an amount to be determined by the Committee.

                       Notwithstanding the foregoing provision, a Participant shall be entitled to a share of the Company's allocation to that Participant, if any, for the Plan Year of (i) his Retirement, Disability or death, (ii) the commencement or end of a leave of absence authorized by the Company or (iii) his transfer to another business entity to which such Participant had been transferred by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.


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Article 8


8.1           Establishment of Accounts

              The following  Accounts shall be established  with respect to each
              Participant:

              (a)      Retirement Account,

              (b)      Education Account and

              (c)      Fixed Period Account.

8.2           Account and Subaccount Allocation

              (a) Each Participant shall submit to the Committee before the beginning of the Plan Year of reference a written statement specifying the amount of the Plan Contributions which are to be allocated to the Accounts listed in Subsection
                       8.1 and described more fully in Article 12.

              (b) In the event that the Participant elects to establish subaccounts under his Education and/or Fixed Period Accounts, all allocations to such Account(s) shall be equally divided among such subaccounts.

              (c) The minimum amount which may be allocated to each Account and, if applicable, to each subaccount, is $1,000.

8.3           Irrevocable Allocation

              An Eligible Employee may not amend or revoke an allocation made for or during a Plan Year.


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Article 9


Maintenance, Investment and Valuation of Accounts

9.1           Maintenance of Accounts

              The Committee shall establish and maintain a separate accounting in the name of each Participant, to which it shall credit all amounts allocated in accordance with Articles 6 and 7 and all investment experience as determined in accordance with Section 9.2 and 9.3.

9.2           Deemed Investment Fund Election

              (a) Initial Election - Each Participant shall designate, in multiples of 5%, one or more of the funds referenced in
                       Section 9.3 for the purpose of attributing investment experience to his Accounts.

                       If the Participant fails to designate such funds, the entire Account shall be deemed to be invested under the most conservative of the funds selected by the Committee in accordance with Section 9.3 (e.g. a money market fund or a fixed income fund).

              (b) Subsequent Election - A Participant may, by written election prior to the date as of which an election is to be effective, change his fund election with respect to subsequent allocations but, until changed, a fund election shall remain in effect for all subsequent Plan Years.

              (c) Transfer Election - A Participant may, by written election change his fund election with respect to his then existing Account, provided the transfers from fund to fund are in multiples of 5%. Such change shall become effective as soon as administratively possible.

              (d) Such elections shall be the basis for the valuation of a Participant's Account in accordance with Section 9.4 but shall not require the Company to actually place assets in such funds or purchase any specific assets for purposes of the Plan.

9.3           Funds

              The Committee shall choose investment vehicles on which to base the imputed investment experience of Participant Accounts.



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              Prior to the  beginning  of each Plan Year, the Committee, in its sole  discretion,  shall  determine the general
              fund categories and the specific investment vehicles to be offered
              to  Participants   and  shall  notify  the   Participants  of  its
              decisions.

9.4           Allocation of Investment Experience

              (a) Each Participant's Account shall be valued based upon the performance of the deemed investment fund or funds selected by the Participant.

              (b) The fair market value of any fund or funds shall be determined by the Plan Administrator.

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Article 10

Funding Limitations


10.1          Benefit Status

              (a) All benefits under the Plan are unfunded obligations of the Company.

              (b) At no time shall a Participant or the Participant's Beneficiary have any right, title or interest in or to any specific fund or assets of the Company.

              (c) As to any claim for benefits under the Plan, the Participant or the Participant's Beneficiary shall be a creditor of the Company in the same manner as any other creditor having a general claim for unpaid compensation.

10.2          Investment and Benefit Payment Obligation of the Company

              (a) Nothing contained herein shall require the Company to set aside or earmark any monies or other assets specifically for payments under the Plan.

              (b) Neither the Company nor any Trustee shall be obligated to purchase or maintain any asset, and any reference to investments is solely for the purpose of computing the value of benefits.

              (c) Neither this Plan nor any action taken pursuant to the terms of this Plan shall be considered to create a fiduciary relationship between the Company and the Plan Participants or any other persons, or to establish a trust in which the assets are beyond the claims of any unsecured creditor of the Company.

              (d) Benefits are payable as they become due irrespective of any actual investments the Company may make to meet its obligations.


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Article 11


Vesting


11.1          Upon Retirement or the Attainment of his Disability
              Termination Date

              Upon   eligibility   for  Retirement  or  the  attainment  of  his
              Disability Termination Date, a Participant shall have a 100% vested interest in his Account.

11.2          Upon Death

              Upon the death of a Participant, such Participant's Beneficiary shall be entitled to a 100% vested interest in the Participant's Account.

11.3          Upon Layoff

              Upon Layoff, a Participant shall have a 100% vested interest in his Account.

11.4          Upon Other Termination of Employment

              Upon termination of a Participant's employment prior to his Retirement, Layoff, Disability Termination Date or death, the vested interest to which he shall be entitled with respect to

              (a) that portion of his Account attributable his Voluntary Deferral Allocations and any applicable investment experience credited to such allocations shall be 100%;

              (b) that portion of his Account attributable his Company Discretionary Allocations and any applicable investment experience credited to such allocations shall be determined in accordance with the vesting schedule for Company contributions and any related provisions under the terms of the Commonwealth Aluminum Performance Sharing Plan for Salaried Employees.

11.5          Upon Change of Control

              Upon any "Change of Control", a Participant shall have a 100% vested in his Account.

              For purposes of this Section, "Change of Control" shall have the meaning specified in the severance agreements, dated as of February 1, 1996, between the Company and various executive officers, as such agreements were originally executed.

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Article 12


Regulations Governing Distribution of Benefits

12.1          Retirement Account.

              (a)        Commencement of Benefit.

                         If a Participant terminates employment for any reason, including death, the Company shall pay such Participant or his Beneficiary, if applicable, a benefit in the form determined under Subsection (b), which shall be distributed commencing on his Benefit Commencement Date.

                         Notwithstanding the foregoing paragraph, if an individual ceases to be a Participant in accordance with Subsection 5.4(c) and the circumstances described in the last sentence of such Subsection apply, the total value of his Retirement Account (whether or not vested) shall be distributed as soon as administratively practicable following the later of the effective date or publication date of the DOL notice or regulations.

              (b)        Method of Distribution

                         (i)    Upon Retirement

                                Distribution    of    the     Participant's
                                Retirement Account as a result of the Participant's Retirement shall be in one of the following forms at the Participant's election, subject to the rules set forth in Subsection (d).

                                (A)      a single lump sum.

                                (B)      substantially     equal     annual
                                         installments  over a period of not
                                         less  than two nor  more  than ten
                                         full years.

                                Notwithstanding   the  foregoing,   if  the
                                Participant's   Retirement  Account  has  a
                                value less than $5,000 at the time benefits are to commence, then the Participant's benefit shall be paid as a lump sum.



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                         (ii)   Upon Death, Disability Termination or Other
                                Termination of Employment (other than
                                Retirement)

                                Distribution    of    the     Participant's
                                Retirement Account as a result of the Participant's death, Disability Termination Date or other termination of employment (other than Retirement) shall be in a single lump sum.

                (c)      Determination of Benefits

                         (i) In the event that the Participant elects to have his benefits distributed in accordance with Subsection (b)(i)(A) or his benefits are distributed in accordance with (b)(ii), he shall receive a single lump sum equal to the total vested value of his Account determined as of his Determination Date, adjusted to reflect any deemed investment experience which occurs between such date and his Benefit Commencement Date.

                         (ii) In the event that the Participant elects to have his benefits distributed in accordance with Subsection (b)(i)(B), the

                                (A) amount of the first payment shall be determined by multiplying the vested value of the Participant's Account as of his Determination Date, adjusted to reflect any deemed investment experience which occurs between such date and his Benefit Commencement Date, by a fraction,

                                          (1)  the denominator of which equals
                                               the number of years over which
                                               the benefits are to be paid; and

                                          (2)  the numerator of which is one.

                                (B)       amounts of the payments for
                                          each  succeeding year shall
                                          be       determined      by
                                          multiplying    the   vested
                                          value of the  Participant's
                                          Account     as    of    the
                                          applicable  anniversary  of
                                          his Determination Date by a
                                          fraction,

                                          (1)  the denominator of which equals
                                               the number of remaining years
                                               over which the benefits are to
                                               be paid; and

                                          (2)  the numerator of which is one.
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                (d)        Election of Form of Benefit Payment.

                         (i) A Participant shall elect the form in which his benefits are payable upon Retirement in accordance with Subsection (b).

                                Such   elections  must  be  made  when  the
                                Participant makes his initial election to participate in the Plan in accordance with
                                Article 5.

                         (ii) Notwithstanding the foregoing, the Participant may elect to change the form(s) elected in accordance with Paragraph (i), provided such new election is made at least one full calendar year prior to the Participant's Retirement. If the Participant's Retirement occurs prior to one full calendar year following the new election, such election shall not be honored and the Participant's prior election shall remain in effect.

                         (iii) Any election made pursuant to this Article shall be made on forms and in the manner prescribed by the Committee and shall be irrevocable, except as provided in Paragraph (ii).


12.2          Education Account.

              (a) If a Participant remains continuously employed by the Company until January 1 of the calendar year in which an Eligible Dependent attains age 18 or terminates employment as a result of his Normal or Deferred Retirement during or after such time period, the Company shall pay to the Participant a benefit, as soon after such January 1st and each of the next three anniversaries thereof as administratively practicable, determined as of the Valuation Date immediately preceding or coinciding with each such January 1st as follows:

                              January 1st             Percentage of Eligible
                                 Year                 Dependent's Subaccount

                                   1                             25%
                                   2                         33-1/3%
                                   3                             50%
                                   4                            100%



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               (b)     Subject to the  requirements  of
                       Section 9.2, a Participant may establish subaccounts under his Education Account by designating Eligible Dependents. A Participant may have a maximum of five such subaccounts at any time. A Participant's election pursuant to Section
                       8.2 shall apply uniformly to each subaccount.

               (c) If a Participant terminates his employment for any reason other than Normal or Deferred Retirement with a balance in his Education Account, the balance shall be transferred to his Retirement Account and distributed in accordance with Subsections 12.1(a) and (b); but no later than he would have received his benefit as provided in Subsection 12.2(a) above.

               (d) Notwithstanding any provision to the contrary, if on the January 1 of the calendar year in which an Eligible Dependent of a Participant attains age 18, the Eligible Dependent's subaccount has a balance of less than $10,000, then the Plan Administrator shall direct that the balance be paid to the Participant in one lump sum.

               (e) If an Eligible Dependent dies prior to the payment of the full amount credited to his subaccount, the balance shall be transferred to the Participant's Retirement Account as soon as administratively practicable following the Valuation Date coinciding with or immediately following the Eligible Dependent's death.

               (f) For purposes of this Section, "Eligible Dependent" means an individual who is a child, stepchild, grandchild, niece or nephew, or who is otherwise identified as a dependent of a Member for purposes of the Code who is living at any time throughout the Enrollment Period and who is either younger than age 14 or younger than age 18 but for whom a subaccount was initially established pursuant to Subsection (b) prior to his attaining age 14.

12.3           Fixed Period Account.

               (a) A benefit equal to the lump sum value of the Participant's Fixed Period Account determined as of the Valuation Date coinciding with or immediately preceding the January 1 of the payment year specified by the
                       Participant shall be paid to him as soon as administratively practicable thereafter.

               (b) A Participant shall designate the payment year in the written statement by which the Fixed Period Account is established. Such payment year must not be less than


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                       four full calendar years subsequent to the date the Fixed
                       Period Account of reference is established.

                       Subject to the requirements of Section 8.2, a Participant may establish subaccounts under his Fixed Period Account, with separate payment years for each. A Participant may have a maximum of three such subaccounts at any time. A Participant's election pursuant to
                       Section  8.2  shall  apply uniformly to each subaccount.

               (c) If a Participant's employment terminates for any reason and the Participant has a balance in his Fixed Period Account, the balance shall be transferred to his Retirement Account and be distributed in accordance with Subsections 12.1(a) and (b); but no later than he would have received his benefit as provided in Subsection 12.3(a) above.

12.4           Claim Procedure For Benefits

               (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

               (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied,
                       (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and, (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writingto the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent issues and basis of such claim.

               (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

              (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall reexamine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such


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                       written request, unless special circumstances require a
                       reasonable extension of such 60-day period.

12.5           Substitute Payee

               If a Participant or Beneficiary entitled to receive any benefits hereunder is in his minority, or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting any distribution, the Committee may make distributions to a legally appointed guardian or to such other person or institution as, in the judgment of the Committee, is then maintaining or has custody of the payee.

12.6           Satisfaction of Liability

               After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary under the Plan shall cease.

12.7           Nonassignability

               No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except to such extent as may be required by law.

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Article 13


Beneficiary Designation


13.1 Each Participant, upon becoming eligible for participation in the Plan, may designate a Beneficiary to receive the benefits payable in the event of his death, and designate a successor Beneficiary to receive any benefits payable in the event of the death of any other Beneficiary.

13.2 A Participant may change his Beneficiary at any time. All Beneficiary designations and changes shall be made on an appropriate form as designated by the Committee and filed with the Committee.

13.3 If no person shall be designated by the Participant, or if the designated Beneficiary shall not survive the Participant, payment of the Participant's Account shall be made to the Participant's estate.


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Article 14


Amendment and Termination


14.1           Amendment

               The Company may amend or otherwise modify the Plan by resolution of its Board of Directors, in whole or in part, either retroactively or prospectively, provided that no amendment or modification shall, with respect to allocations already credited or investment experience accrued, change the amount of allocations under Article 6 or Article 7 or investment experience under Article 9 or increase the vesting requirements under
               Article 11.

14.2           Termination

               The Plan may be terminated at any time at the  discretion
               of the Company by resolution of its Board of Directors. Written notification of such action shall be given to each Participant, the Trustee and the Committee. Thereafter, no further allocations or credits shall be made to the Plan. As soon as administratively feasible following termination of the Plan, the Committee shall distribute the amount in each Account (whether or not vested) to or on behalf of the Participant or, if following the Participant's death, the Beneficiary entitled thereto.


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Article 15

General Provisions

15.1           Limitation of Rights

               Neither the establishment of the Plan or the Trust Agreement, nor any modification thereof, nor the creation of an account, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Trustee or the Committee unless such right shall be specifically provided for in the Plan or the Trust Agreement or conferred by affirmative action of the Committee in accordance with the terms and provisions of the Plan; or as giving any Participant the right to be retained in the service of the Company, and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

15.2           Construction of Agreement

               The Plan shall be construed  according to the laws of the
               State  of   Kentucky,   and  all   provisions   hereof  shall  be
               administered according to, and its validity shall be determined under, the laws of Kentucky unless preempted by Federal law.

15.3           Severability

               Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

15.4           Titles and Headings

               The  titles  and   headings  of  the   Articles  in  this
               instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

15.5           Binding Upon Successors

               The liabilities under the Plan shall be binding upon any successor or assign of the Company and any purchaser of the Company or substantially all of the assets of the Company.


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